UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / SEPTEMBER 30, 2009

Legg Mason ClearBridge

Small Cap Value Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Small Cap Value Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended September 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s advance estimate for third quarter 2009 GDP growth was 3.5%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. As an example, the manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, thirteen of the eighteen manufacturing industries the PMI tracks expanded during the month. In contrast, only eleven industries expanded in August.

The long-ailing housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.6% in July 2009 versus the prior month. This marked the third straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.4% in August, the seventh consecutive monthly increase.

Legg Mason ClearBridge Small Cap Value Fund	I

Letter from the chairman continued

One area that remained weak — and could hamper the pace of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to 9.8% in September 2009, its highest level in twenty-six years. Since December 2007, more than seven million jobs have been shed and there have been twenty-one consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its September 2009 meeting, the Fed said that it “will continue to employ a wide range of tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

The U.S. stock market experienced periods of heightened volatility and, overall, generated negative results during the twelve-month reporting period. Stock prices fell during four of the first five months of the reporting period. There was no shortage of headwinds facing stocks during that time, including the rapidly weakening global economy, an ongoing credit crisis, turmoil in the financial markets and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the S&P 500 Indexvii (the “Index”) rose approximately 58%. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. However, the rally was not enough to overcome the market’s earlier weakness, as the Index returned -6.91% over the twelve-month reporting period.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000viii, Russell Midcapix and Russell 2000x Indices, returned -6.14%, -3.55% and -9.55%, respectively, during the twelve-month period ended September 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned -2.19% and -10.79%, respectively.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always,

II	Legg Mason ClearBridge Small Cap Value Fund

we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 30, 2009

Legg Mason ClearBridge Small Cap Value Fund	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks homes sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

xi

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	Legg Mason ClearBridge Small Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth by investing in small-capitalization stocks, representing several industries and market sectors, that are selling at attractive valuations. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small-capitalization U.S. companies or in other investments with similar economic characteristics.

We emphasize individual security selection while spreading the Fund’s investments among industries and sectors. We use both quantitative and fundamental methods to identify stocks of smaller-capitalization companies that we believe have a high probability of outperforming other stocks in the same industry or sector.

We use quantitative parameters to select a universe of smaller-capitalized companies that fit the Fund’s general investment criteria. In selecting individual securities from within the range, we look for “value” attributes, such as low stock price relative to earnings, book value and cash flow, as well as those with a high return on invested capital. We also use quantitative methods to identify catalysts and trends that might influence the Fund’s industry or sector focus, or our individual security selection.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The market conditions during the fiscal year ended September 30, 2009 are best described as a rollercoaster ride. The financial and credit crises struck early in the fiscal year which required hundreds of billions of dollars from the government to be injected into the banking and financial system to prevent large, destabilizing bankruptcies. As a result, the stock markets, both in the U.S. and abroad, went into tailspins. The U.S. stock market traced out lows in October of 2008, late November of that year and a final one in early March 2009.

In addition to massive injections of money into the financial systems, the new administration in Washington passed legislation that added $787 billion of stimulus to the overall economy. However, much of this stimulus will hit in 2010-2011 and thus it is unclear what the effects have been this year.

It is fair to say that many stock prices in early 2009 reached levels that can only be described as mouth-watering. At the same time, the combination of cash (money market funds) and near cash (CDs, savings accounts) totaled more than 100% of the value of all U.S. stocks, a historically high figure.i This happened even though the return on short-term funds was essentially zero, a measure of the fear in place earlier this year.

First quarter 2009 U.S. gross domestic product (“GDP”)ii declined at an approximate 6% annual rate and improved to approximately -1% in the June quarter. The combination of “less bad” economic news and ample liquidity

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	1

Fund overview continued

caused stocks to rise dramatically. From the March 9th low through the end of the fiscal year, stocks, as measured by the S&P 500 Indexiii, rallied approximately 58%.

Q. How did we respond to these changing market conditions?

A. Given the extreme volatility in 2008, we charted a conservative course for the portfolio by sector, capitalization and balance sheet. Moving into the fourth quarter of 2008, we remained underweighted in the Financials sector and maintained our long-term focus on higher-quality companies with above average returns and free cash generation. This conservative stance hurt our short-term performance as the Financials sector and companies of the lowest quality rallied into the end of 2008, probably driven by hedge funds unwinding long positions in rapidly declining Energy and Materials sector holdings and covering short positions in skyrocketing Financials companies.

January of 2009 brought a dramatic end to the speculative rally in the small-cap Financials sector and low-quality stocks. As the global economy continued to slow and credit conditions continued to deteriorate, these stocks plunged, which helped our relative performance. Moving into March, some stocks held up well even as they announced bad news, indicating the market might be discounting the worst. In turn, we found valuations in many sectors to be extraordinarily attractive and began to increase our weightings in sectors that historically outperform in the first part of an economic recovery. The early cycle sectors we focused on were the Consumer Discretionary, Financials, Information Technology (“IT”), Energy and Materials sectors.

The dramatic sell-off in stocks continued into the first week of March, which was followed by an equally dramatic rebound. Financials led the way down and the way up. With the rebound, early cycle sectors such as Consumer Discretionary, Industrials, Financials and IT outperformed. As with almost all economic recoveries, small companies beat large companies and low-quality companies beat high-quality companies. The fact that our high-quality portfolio outperformed during the rally is evidence of how cheap stocks had become.

Performance review

For the twelve months ended September 30, 2009, Class A shares of Legg Mason ClearBridge Small Cap Value Fund, excluding sales charges, returned -8.71%. The Fund’s unmanaged benchmark, the Russell 2000 Value Indexiv, returned -12.61% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned -6.42% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 735 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of September 30, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Small Cap Value Fund — Class A Shares	49.14%	-8.71%
Russell 2000 Value Index	44.79%	-12.61%
Lipper Small-Cap Core Funds Category Average[1]	44.31%	-6.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 48.49%, Class C shares returned 48.37% and Class I shares returned 49.27% over the six months ended September 30, 2009. Excluding sales charges, Class B shares returned -9.40%, Class C shares returned -9.52% and Class I shares returned -8.38% over the twelve months ended September 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated January 28, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.27%, 1.98%, 2.11% and 0.95%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Over the twelve months ended September 30, 2009, the leading contributing portfolio stocks included Citrix Systems Inc. (+1.25% contribution to the Fund’s total return), GAMCO Investors Inc. (Series A) (+1.16%), Cooper Tire & Rubber Co. (+1.12%), Central Garden & Pet Co. (Class A Shares) (+1.11%) and LaSalle Hotel Properties (+1.09%).

Q. What were the leading detractors from performance?

A. Leading detractors from performance included stock holdings in Sauer-Danfoss Inc. (-1.44% contribution to the Fund’s total return), ION Geophysical Corp. (-1.42%), Gibraltar Industries Inc. (-1.36%), BioMed Realty Trust Inc. (-1.34%) and Central Pacific Financial Corp. (-1.33%).

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 753 funds for the six-month period and among the 735 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	3

Fund overview continued

Q. Were there any significant changes to the Fund during the reporting period?

A. With the dramatic market sell-off in the first quarter of 2009, we began to take a more offensive position with the portfolio, increasing our exposure to early cycle sectors trading at deep discounts to fair value. Historically, early cycle sectors such as Consumer Discretionary, Industrials, Financials, IT, Energy and Materials have been the first to anticipate a recovery.

In the Financials sector, we added asset manager Affiliated Managers Group Inc., broker Duff & Phelps Corp. (Class A Shares) and several banks/thrifts: Signature Bank, Bancorp Inc. and Westfield Financial Inc. To increase exposure to real estate and real estate services/capital markets, we added CB Richard Ellis Group Inc. (Class A Shares), Cohen & Steers Inc., Jones Lang LaSalle Inc. and HFF Inc. (Class A Shares). For Consumer Discretionary exposure, additions included California Pizza Kitchen Inc., Carter’s Inc., CKE Restaurants Inc., Fossil Inc., Hanesbrands Inc. and MarineMax Inc. Finally, in the Energy and Materials sectors, additions included Bill Barrett Corp., Gulf Island Fabrication Inc., Rex Energy Corp. and Koppers Holdings Inc.

Thank you for your investment in Legg Mason ClearBridge Small Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Hable

Lead Portfolio Manager

ClearBridge Advisors, LLC

October 20, 2009

4	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Cooper Tire & Rubber Co. (1.6%), Allied World Assurance Holdings Ltd. (1.6%), LaSalle Hotel Properties (1.6%), Signature Bank (1.6%), iShares Nasdaq Biotechnology Index Fund (1.5%), Lawson Software Inc. (1.5%), Wintrust Financial Corp. (1.5%), Citrix Systems Inc. (1.5%), Jones Lang LaSalle Inc. (1.5%) and Callaway Golf Co. (1.4%). Please refer to pages 11 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2009 were: Financials (29.1%), Industrials (19.0%), Information Technology (14.8%), Consumer Discretionary (13.3%) and Health Care (5.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stocks of small-cap companies may involve a higher degree of risk and volatility than stocks of large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Source: Ned Davis Research, July 31, 2009.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of September 30, 2009 and September 30, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2009 and held for the six months ended September 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	49.14%	$1,000.00	$1,491.40	1.35%	$8.43
Class B	48.49	1,000.00	1,484.90	2.17	13.52
Class C	48.37	1,000.00	1,483.70	2.29	14.26
Class I	49.27	1,000.00	1,492.70	1.04	6.50

[1]	For the six months ended September 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.30	1.35%	$6.83
Class B	5.00	1,000.00	1,014.19	2.17	10.96
Class C	5.00	1,000.00	1,013.59	2.29	11.56
Class I	5.00	1,000.00	1,019.85	1.04	5.27

[1]	For the six months ended September 30, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

8	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 9/30/09	-8.71%	-9.40%	-9.52%	-8.38%
Five Years Ended 9/30/09	0.91	0.16	0.05	1.27
Ten Years Ended 9/30/09	8.27	7.61	7.39	N/A
Inception* through 9/30/09	8.40	7.78	7.52	7.94

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 9/30/09	-13.96%	-13.40%	-10.32%	-8.38%
Five Years Ended 9/30/09	-0.27	0.04	0.05	1.27
Ten Years Ended 9/30/09	7.63	7.61	7.39	N/A
Inception* through 9/30/09	7.79	7.78	7.52	7.94

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (9/30/99 through 9/30/09)		121.31%
Class B (9/30/99 through 9/30/09)		108.25
Class C (9/30/99 through 9/30/09)		103.97
Class I (Inception date of 4/14/03 through 9/30/09)		63.90

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 26, 1999. Inception date for Class I shares is April 14, 2003.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND VS. RUSSELL 2000 VALUE INDEX† — September 1999 - September 2009

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason ClearBridge Small Cap Value Fund on September 30, 1999, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the performance of Class A, B and C shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

Schedule of investments

September 30, 2009

LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 97.5%
CONSUMER DISCRETIONARY — 13.3%
	Auto Components — 2.3%
211,530	Cooper Tire & Rubber Co.	$3,718,697
26,100	Superior Industries International Inc.	370,620
58,830	WABCO Holdings Inc.	1,235,430
	Total Auto Components	5,324,747
	Diversified Consumer Services — 1.3%
35,480	Sotheby’s Holdings Inc.	611,320
62,138	Steiner Leisure Ltd.*	2,222,055
	Total Diversified Consumer Services	2,833,375
	Hotels, Restaurants & Leisure — 1.3%
33,100	Brinker International Inc.	520,663
78,810	California Pizza Kitchen Inc.*	1,231,012
122,250	CKE Restaurants Inc.	1,282,403
	Total Hotels, Restaurants & Leisure	3,034,078
	Household Durables — 1.4%
80,290	Tupperware Brands Corp.	3,205,177
	Leisure Equipment & Products — 1.4%
428,870	Callaway Golf Co.	3,263,701
	Specialty Retail — 2.4%
132,464	Cato Corp., Class A Shares	2,687,695
29,140	Children’s Place Retail Stores Inc.*	873,034
107,420	MarineMax Inc.*	838,950
55,680	Williams-Sonoma Inc.	1,126,406
	Total Specialty Retail	5,526,085
	Textiles, Apparel & Luxury Goods — 3.2%
62,680	Carter’s Inc.*	1,673,556
43,310	Fossil Inc.*	1,232,170
123,820	Hanesbrands Inc.*	2,649,748
130,307	Timberland Co., Class A Shares*	1,813,873
	Total Textiles, Apparel & Luxury Goods	7,369,347
	TOTAL CONSUMER DISCRETIONARY	30,556,510
CONSUMER STAPLES — 2.4%
	Food & Staples Retailing — 1.2%
53,230	Casey’s General Stores Inc.	1,670,357
36,630	Weis Markets Inc.	1,170,329
	Total Food & Staples Retailing	2,840,686
	Food Products — 0.4%
60,120	Smithfield Foods Inc.*	829,656

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	11

Schedule of investments continued

September 30, 2009

LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND
SHARES	SECURITY	VALUE

	Household Products — 0.8%
176,110	Central Garden and Pet Co., Class A Shares*	$1,924,882
	TOTAL CONSUMER STAPLES	5,595,224
ENERGY — 4.9%
	Energy Equipment & Services — 2.0%
74,210	Gulf Island Fabrication Inc.	1,390,695
180,100	ION Geophysical Corp.*	633,952
87,860	Matrix Service Co.*	955,038
28,950	National-Oilwell Varco Inc.*	1,248,614
36,493	Superior Well Services Inc.*	353,252
	Total Energy Equipment & Services	4,581,551
	Oil, Gas & Consumable Fuels — 2.9%
58,200	Bill Barrett Corp.*	1,908,378
91,172	Denbury Resources Inc.*	1,379,432
117,250	Rex Energy Corp.*	979,038
21,320	St. Mary Land & Exploration Co.	692,047
38,992	XTO Energy Inc.	1,611,150
	Total Oil, Gas & Consumable Fuels	6,570,045
	TOTAL ENERGY	11,151,596
FINANCIALS — 29.1%
	Capital Markets — 4.4%
21,320	Affiliated Managers Group Inc.*	1,386,013
132,370	Cohen & Steers Inc.	3,176,880
92,910	Duff & Phelps Corp., Class A Shares	1,780,156
286,170	HFF Inc., Class A Shares*	1,928,786
80,380	Raymond James Financial Inc.	1,871,246
1,095	Teton Advisors Inc.(a)(b)*	0
	Total Capital Markets	10,143,081
	Commercial Banks — 10.3%
201,980	Bancorp Inc.*	1,155,326
30,508	Cascade Financial Corp.	51,864
25,360	City National Corp.	987,265
187,830	CoBiz Financial Inc.	935,393
42,238	Cullen/Frost Bankers Inc.	2,181,170
339,401	First Security Group Inc.	1,306,694
63,159	IBERIABANK Corp.	2,877,524
345,200	KeyCorp	2,243,800
30,932	PAB Bankshares Inc.*	95,889
123,970	Signature Bank*	3,595,130
51,290	SVB Financial Group*	2,219,318
20,020	Tompkins Trustco Inc.	874,874

See Notes to Financial Statements.

12	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND
SHARES	SECURITY	VALUE

	Commercial Banks — 10.3% continued
164,855	Umpqua Holdings Corp.	$1,747,463
121,700	Wintrust Financial Corp.	3,402,732
	Total Commercial Banks	23,674,442
	Diversified Financial Services — 1.3%
76,486	Financial Federal Corp.	1,887,674
213,870	Thomas Weisel Partners Group Inc.*	1,142,066
	Total Diversified Financial Services	3,029,740
	Insurance — 5.9%
77,460	Allied World Assurance Holdings Ltd.	3,712,658
26,850	Arch Capital Group Ltd.*	1,813,449
133,214	CNA Surety Corp.*	2,158,067
66,490	EMC Insurance Group Inc.	1,404,933
356,220	Meadowbrook Insurance Group Inc.	2,636,028
56,380	Zenith National Insurance Corp.	1,742,142
	Total Insurance	13,467,277
	Real Estate Investment Trusts (REITs) — 4.7%
127,780	BioMed Realty Trust Inc.	1,763,364
46,740	Cogdell Spencer Inc.	224,352
13,850	Corporate Office Properties Trust	510,788
88,396	Cousins Properties Inc.	731,920
13,430	EastGroup Properties Inc.	513,295
186,994	LaSalle Hotel Properties	3,676,302
42,010	Mid-America Apartment Communities Inc.	1,895,911
12,890	Saul Centers Inc.	413,769
25,780	Senior Housing Properties Trust	492,656
17,310	Washington Real Estate Investment Trust	498,528
	Total Real Estate Investment Trusts (REITs)	10,720,885
	Real Estate Management & Development — 2.1%
122,060	CB Richard Ellis Group Inc., Class A Shares*	1,432,984
70,480	Jones Lang LaSalle Inc.	3,338,638
	Total Real Estate Management & Development	4,771,622
	Thrifts & Mortgage Finance — 0.4%
120,900	Westfield Financial Inc.	1,024,023
	TOTAL FINANCIALS	66,831,070
HEALTH CARE — 5.6%
	Biotechnology — 1.5%
42,903	iShares Nasdaq Biotechnology Index Fund*	3,490,588
	Health Care Equipment & Supplies — 0.5%
133,293	National Dentex Corp.*	1,135,656

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	13

Schedule of investments continued

September 30, 2009

LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND
SHARES	SECURITY	VALUE

	Health Care Providers & Services — 2.8%
139,321	Cross Country Healthcare Inc.*	$1,297,079
85,030	LifePoint Hospitals Inc.*	2,300,912
130,360	RehabCare Group Inc.*	2,827,508
	Total Health Care Providers & Services	6,425,499
	Health Care Technology — 0.5%
168,931	MedQuist Inc.	1,074,401
	Life Sciences Tools & Services — 0.3%
100,670	Enzo Biochem Inc.*	712,744
	TOTAL HEALTH CARE	12,838,888
INDUSTRIALS — 19.0%
	Aerospace & Defense — 0.4%
52,980	Spirit AeroSystems Holdings Inc.*	956,819
	Building Products — 1.6%
185,362	Gibraltar Industries Inc.	2,459,754
43,210	Simpson Manufacturing Co. Inc.	1,091,484
	Total Building Products	3,551,238
	Commercial Services & Supplies — 0.8%
37,481	United Stationers Inc.*	1,784,471
	Construction & Engineering — 2.2%
77,522	EMCOR Group Inc.*	1,962,857
16,330	Granite Construction Inc.	505,250
114,690	Tutor Perini Corp.*	2,442,897
	Total Construction & Engineering	4,911,004
	Electrical Equipment — 1.6%
76,070	GrafTech International Ltd.*	1,118,229
56,460	Regal-Beloit Corp.	2,580,787
	Total Electrical Equipment	3,699,016
	Machinery — 7.3%
106,606	Albany International Corp., Class A Shares	2,068,156
260,740	Altra Holdings Inc.*	2,917,680
37,241	IDEX Corp.	1,040,886
55,279	Kaydon Corp.	1,792,145
46,240	Mueller Industries Inc.	1,103,749
158,520	Mueller Water Products Inc., Class A Shares	868,690
124,560	RBC Bearings Inc.*	2,905,985
50,153	Snap-on Inc.	1,743,318
62,988	Wabtec Corp.	2,363,940
	Total Machinery	16,804,549
	Marine — 1.0%
63,520	Kirby Corp.*	2,338,806

See Notes to Financial Statements.

14	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND
SHARES	SECURITY	VALUE

	Professional Services — 1.8%
1,200	CDI Corp.	$16,860
90,540	COMSYS IT Partners Inc.*	579,456
34,980	Korn/Ferry International*	510,358
127,046	TrueBlue Inc.*	1,787,537
29,035	Watson Wyatt Worldwide Inc., Class A Shares	1,264,765
	Total Professional Services	4,158,976
	Road & Rail — 1.8%
36,990	Genesee & Wyoming Inc., Class A Shares*	1,121,537
55,420	J.B. Hunt Transport Services Inc.	1,780,645
33,970	Landstar System Inc.	1,292,898
	Total Road & Rail	4,195,080
	Trading Companies & Distributors — 0.5%
87,210	Rush Enterprises Inc., Class A Shares*	1,126,753
	TOTAL INDUSTRIALS	43,526,712
INFORMATION TECHNOLOGY — 14.8%
	Communications Equipment — 2.5%
29,741	Bel Fuse Inc., Class B Shares	565,971
65,602	Black Box Corp.	1,645,954
120,460	Digi International Inc.*	1,026,319
93,840	Plantronics Inc.	2,515,851
	Total Communications Equipment	5,754,095
	Computers & Peripherals — 0.3%
44,307	Rimage Corp.*	757,207
	Semiconductors & Semiconductor Equipment — 7.7%
416,150	Entegris Inc.*	2,059,943
325,470	Exar Corp.*	2,392,204
259,710	Fairchild Semiconductor International Inc.*	2,656,833
164,260	OmniVision Technologies Inc.*	2,674,153
286,350	ON Semiconductor Corp.*	2,362,388
78,080	Varian Semiconductor Equipment Associates Inc.*	2,564,147
247,610	Verigy Ltd.*	2,877,228
	Total Semiconductors & Semiconductor Equipment	17,586,896
	Software — 4.3%
86,330	Citrix Systems Inc.*	3,386,726
62,823	EPIQ Systems Inc.*	910,933
549,140	Lawson Software Inc.*	3,426,634
46,952	McAfee Inc.*	2,056,028
	Total Software	9,780,321
	TOTAL INFORMATION TECHNOLOGY	33,878,519

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	15

Schedule of investments continued

September 30, 2009

LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND
SHARES	SECURITY	VALUE

MATERIALS — 5.5%
	Chemicals — 1.6%
228,800	Ferro Corp.	$2,036,320
34,470	Koppers Holdings Inc.	1,022,036
84,360	PolyOne Corp.*	562,681
	Total Chemicals	3,621,037
	Containers & Packaging — 0.6%
37,512	AptarGroup Inc.	1,401,448
	Metals & Mining — 3.0%
39,720	Carpenter Technology Corp.	929,051
16,830	Cliffs Natural Resources Inc.	544,619
92,160	Haynes International Inc.*	2,932,531
95,870	Horsehead Holding Corp.*	1,123,596
18,850	Kaiser Aluminum Corp.	685,386
22,590	Olympic Steel Inc.	648,107
	Total Metals & Mining	6,863,290
	Paper & Forest Products — 0.3%
118,320	Louisiana-Pacific Corp.*	789,195
	TOTAL MATERIALS	12,674,970
UTILITIES — 2.9%
	Electric Utilities — 1.6%
20,727	MGE Energy Inc.	756,121
177,230	NV Energy Inc.	2,054,096
42,220	Portland General Electric Co.	832,578
	Total Electric Utilities	3,642,795
	Gas Utilities — 1.1%
27,254	New Jersey Resources Corp.	989,593
34,064	Northwest Natural Gas Co.	1,419,106
	Total Gas Utilities	2,408,699
	Multi-Utilities — 0.2%
39,620	CMS Energy Corp.	530,908
	TOTAL UTILITIES	6,582,402
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $205,731,786)	223,635,891

See Notes to Financial Statements.

16	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 3.3%
	Repurchase Agreement — 3.3%
$7,672,000	Interest in $499,976,000 joint tri-party repurchase agreement dated 9/30/09 with RBS Securities Inc., 0.050% due 10/1/09; Proceeds at maturity — $7,672,011; (Fully collateralized by various U.S. government agency obligations, 0.750% to 4.375% due 1/18/11 to 7/17/13; Market value — $7,825,469) (Cost — $7,672,000)	$7,672,000
	TOTAL INVESTMENTS — 100.8% (Cost — $213,403,786#)	231,307,891
	Liabilities in Excess of Other Assets — (0.8)%	(1,928,471)
	TOTAL NET ASSETS — 100.0%	$229,379,420

*	Non-income producing security.

(a)	Illiquid security.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $215,537,731.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	17

Statement of assets and liabilities

September 30, 2009

ASSETS:
Investments, at value (Cost — $213,403,786)	$231,307,891
Cash	771
Receivable for securities sold	1,412,720
Receivable for Fund shares sold	482,583
Dividends and interest receivable	157,514
Prepaid expenses	30,414
Total Assets	233,391,893
LIABILITIES:
Payable for Fund shares repurchased	1,922,915
Payable for securities purchased	1,509,049
Investment management fee payable	139,238
Distribution fees payable	99,904
Trustees’ fees payable	13,314
Accrued expenses	328,053
Total Liabilities	4,012,473
TOTAL NET ASSETS	$229,379,420
NET ASSETS:
Par value (Note 7)	$171
Paid-in capital in excess of par value	267,614,153
Accumulated net investment loss	(49,582)
Accumulated net realized loss on investments	(56,089,427)
Net unrealized appreciation on investments	17,904,105
TOTAL NET ASSETS	$229,379,420
Shares Outstanding:
Class A	8,829,763
Class B	1,604,347
Class C	5,707,506
Class I	1,007,974
Net Asset Value:
Class A (and redemption price)	$13.83
Class B*	$12.79
Class C*	$12.69
Class I (and redemption price)	$14.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.67

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

Statement of operations

For the Year Ended September 30, 2009

INVESTMENT INCOME:
Dividends	$3,139,644
Interest	7,567
Total Investment Income	3,147,211
EXPENSES:
Investment management fee (Note 2)	1,508,329
Distribution fees (Notes 2 and 5)	1,108,879
Transfer agent fees (Note 5)	580,013
Shareholder reports (Note 5)	58,129
Registration fees	50,226
Legal fees	34,966
Audit and tax	28,881
Trustees’ fees	25,692
Custody fees	7,389
Insurance	7,033
Miscellaneous expenses	7,879
Total Expenses	3,417,416
NET INVESTMENT LOSS	(270,205)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(55,233,333)
Change in Net Unrealized Appreciation/Depreciation From Investments	14,360,635
NET LOSS ON INVESTMENTS	(40,872,698)
DECREASE IN NET ASSETS FROM OPERATIONS	$(41,142,903)

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	19

Statements of changes in net assets

FOR THE YEARS ENDED SEPTEMBER 30,	2009	2008
OPERATIONS:
Net investment loss	$(270,205)	$(90,104)
Net realized gain (loss)	(55,233,333)	52,141,549
Change in net unrealized appreciation/depreciation	14,360,635	(134,474,874)
Decrease in Net Assets From Operations	(41,142,903)	(82,423,429)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net realized gains	(23,117,610)	(74,838,672)
Decrease in Net Assets From Distributions to Shareholders	(23,117,610)	(74,838,672)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	32,669,765	50,986,833
Reinvestment of distributions	22,638,817	70,329,725
Cost of shares repurchased	(77,248,196)	(224,118,991)
Decrease in Net Assets From Fund Share Transactions	(21,939,614)	(102,802,433)
DECREASE IN NET ASSETS	(86,200,127)	(260,064,534)
NET ASSETS:
Beginning of year	315,579,547	575,644,081
End of year*	$229,379,420	$315,579,547
* Includes accumulated net investment loss of:	$(49,582)	$(56,553)

See Notes to Financial Statements.

20	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:
CLASS A SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$17.02	$24.66	$23.77	$24.02	$21.19
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.03	0.06	(0.03)	0.07	0.13
Net realized and unrealized gain (loss)	(1.93)	(3.96)	2.88	1.24	3.50
Total income (loss) from operations	(1.90)	(3.90)	2.85	1.31	3.63
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.12)
Net realized gains	(1.29)	(3.74)	(1.96)	(1.56)	(0.68)
Total distributions	(1.29)	(3.74)	(1.96)	(1.56)	(0.80)
NET ASSET VALUE, END OF YEAR	$13.83	$17.02	$24.66	$23.77	$24.02
Total return[3]	(8.71)%	(17.70)%	12.36%	5.62%	17.37%
NET ASSETS, END OF YEAR (000s)	$122,118	$161,478	$309,292	$262,334	$291,923
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.34%	1.24%	1.19%[4]	1.13%	1.18%
Net expenses	1.34	1.24	1.19 [4,5]	1.12 [5]	1.18
Net investment income (loss)	0.22	0.33	(0.05)	0.30	0.58
PORTFOLIO TURNOVER RATE	40%	16%	36%	27%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.18%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:
CLASS B SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$15.99	$23.56	$22.96	$23.41	$20.71
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.06)	(0.07)	(0.19)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	(1.85)	(3.76)	2.75	1.21	3.41
Total income (loss) from operations	(1.91)	(3.83)	2.56	1.11	3.38
LESS DISTRIBUTIONS FROM:
Net realized gains	(1.29)	(3.74)	(1.96)	(1.56)	(0.68)
Total distributions	(1.29)	(3.74)	(1.96)	(1.56)	(0.68)
NET ASSET VALUE, END OF YEAR	$12.79	$15.99	$23.56	$22.96	$23.41
Total return[3]	(9.40)%	(18.32)%	11.48%	4.88%	16.49%
NET ASSETS, END OF YEAR (000s)	$20,527	$37,973	$77,760	$126,577	$151,555
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.11%	1.97%	1.93%[4]	1.87%	1.93%
Net expenses	2.11	1.97	1.93 [4,5]	1.85 [5]	1.93
Net investment loss	(0.53)	(0.41)	(0.71)	(0.43)	(0.13)
PORTFOLIO TURNOVER RATE	40%	16%	36%	27%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.92%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:
CLASS C SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$15.90	$23.48	$22.90	$23.38	$20.70
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.07)	(0.09)	(0.22)	(0.13)	(0.05)
Net realized and unrealized gain (loss)	(1.85)	(3.75)	2.76	1.21	3.41
Total income (loss) from operations	(1.92)	(3.84)	2.54	1.08	3.36
LESS DISTRIBUTIONS FROM:
Net realized gains	(1.29)	(3.74)	(1.96)	(1.56)	(0.68)
Total distributions	(1.29)	(3.74)	(1.96)	(1.56)	(0.68)
NET ASSET VALUE, END OF YEAR	$12.69	$15.90	$23.48	$22.90	$23.38
Total return[3]	(9.52)%	(18.43)%	11.42%	4.75%	16.40%
NET ASSETS, END OF YEAR (000s)	$72,421	$100,575	$166,400	$176,117	$179,762
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.28%	2.09%	2.02%[4]	1.99%	2.01%
Net expenses	2.28	2.09	2.02 [4,5]	1.97 [5]	2.01
Net investment loss	(0.71)	(0.51)	(0.85)	(0.55)	(0.23)
PORTFOLIO TURNOVER RATE	40%	16%	36%	27%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:
CLASS I SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$17.37	$25.02	$24.01	$24.16	$21.29
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.06	0.13	0.09	0.16	0.19
Net realized and unrealized gain (loss)	(1.94)	(4.04)	2.88	1.25	3.55
Total income (loss) from operations	(1.88)	(3.91)	2.97	1.41	3.74
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.19)
Net realized gains	(1.29)	(3.74)	(1.96)	(1.56)	(0.68)
Total distributions	(1.29)	(3.74)	(1.96)	(1.56)	(0.87)
NET ASSET VALUE, END OF YEAR	$14.20	$17.37	$25.02	$24.01	$24.16
Total return[3]	(8.38)%	(17.46)%	12.77%	6.02%	17.81%
NET ASSETS, END OF YEAR (000s)	$14,313	$15,554	$22,192	$105,703	$161,667
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.02%	0.94%	0.79%[4]	0.77%	0.81%
Net expenses	1.02 [6]	0.94	0.79 [4,5]	0.77 [5]	0.81
Net investment income	0.53	0.66	0.44	0.64	0.84
PORTFOLIO TURNOVER RATE	40%	16%	36%	27%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.78%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.05%.

See Notes to Financial Statements.

24	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through November 19, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	25

Notes to financial statements continued

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†	$223,635,891	—	$0	$223,635,891
Short-term investments†	—	$7,672,000	—	7,672,000
Total	$223,635,891	$7,672,000	$0	$231,307,891

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually.

26	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$219,052	$319,076	$(538,128)
(b)	58,124	(58,124)	—

(a)	Reclassifications are primarily due to a tax net operating loss and prior year distributions paid in connection with the redemption of Fund shares.

(b)	Reclassifications are primarily due to a prior year tax net operating loss which offset short-term capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	27

Notes to financial statements continued

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.05%.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the fee waiver/reimbursement (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2009, LMIS and its affiliates received sales charges of approximately $12,000 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$8,000	$2,000

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

28	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

3. Investments

During the year ended September 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$81,963,824
Sales	126,063,448

At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,663,825
Gross unrealized depreciation	(31,893,665)
Net unrealized appreciation	$15,770,160

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended September 30, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25 % of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$263,319	$243,389	$28,720
Class B	211,885	56,205	2,445
Class C	633,675	260,992	21,748
Class I	—	19,427	1,266
Total	$1,108,879	$580,013	$54,179

*	For the period October 1, 2008 through September 16, 2009. Subsequent to September 16, 2009, these expenses were accrued as common fund expenses.

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	29

Notes to financial statements continued

6. Distributions to shareholders by class

	YEAR ENDED SEPTEMBER 30, 2009	YEAR ENDED SEPTEMBER 30, 2008
Net Realized Gains:
Class A	$11,636,520	$35,655,220
Class B	2,756,120	11,024,478
Class C	7,624,288	24,999,437
Class I	1,100,682	3,159,537
Total	$23,117,610	$74,838,672

7. Shares of beneficial interest

At September 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED SEPTEMBER 30, 2009		YEAR ENDED SEPTEMBER 30, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,670,274	$18,526,169	1,497,647	$28,731,617
Shares issued on reinvestment	1,082,957	11,309,839	1,720,237	33,407,012
Shares repurchased	(3,412,743)	(38,134,779)	(6,271,970)	(134,822,396)
Net decrease	(659,512)	$(8,298,771)	(3,054,086)	$(72,683,767)
Class B
Shares sold	69,250	$719,631	69,482	$1,288,258
Shares issued on reinvestment	277,629	2,697,123	564,708	10,368,041
Shares repurchased	(1,116,659)	(11,537,936)	(1,560,179)	(28,697,363)
Net decrease	(769,780)	$(8,121,182)	(925,989)	$(17,041,064)
Class C
Shares sold	1,019,950	$10,512,695	940,137	$16,950,570
Shares issued on reinvestment	780,531	7,531,175	1,306,191	23,864,111
Shares repurchased	(2,417,240)	(24,637,474)	(3,009,492)	(54,115,053)
Net decrease	(616,759)	$(6,593,604)	(763,164)	$(13,300,372)
Class I
Shares sold	258,150	$2,911,270	213,313	$4,016,388
Shares issued on reinvestment	102,965	1,100,680	136,024	2,690,561
Shares repurchased	(248,560)	(2,938,007)	(340,752)	(6,484,179)
Net increase	112,555	$1,073,943	8,585	$222,770

30	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$2,617,606	$10,900,011
Net long-term capital gains	20,500,004	63,938,661
Total distributions	$23,117,610	$74,838,672

As of September 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(3,807,103)
Other book/tax temporary differences(a)	(50,197,961)
Unrealized appreciation/(depreciation)(b)	15,770,160
Total accumulated earnings/(losses) — net	$(38,234,904)

*	As of September 30, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
9/30/2017	$(3,807,103)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	31

Notes to financial statements continued

under which CAM agreed to recommend the appointment of First Data as sub transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

32	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	33

Notes to financial statements continued

Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

34	Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Small Cap Value Fund (formerly Legg Mason Partners Small Cap Value Fund), a series of Legg Mason Partners Equity Trust, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Small Cap Value Fund as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 19, 2009

Legg Mason ClearBridge Small Cap Value Fund 2009 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None

36	Legg Mason ClearBridge Small Cap Value Fund

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None

Legg Mason ClearBridge Small Cap Value Fund	37

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None

38	Legg Mason ClearBridge Small Cap Value Fund

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee, UBS Relationship Funds (since 2009); Trustee; Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

Legg Mason ClearBridge Small Cap Value Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason”); Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

40	Legg Mason ClearBridge Small Cap Value Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason ClearBridge Small Cap Value Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

42	Legg Mason ClearBridge Small Cap Value Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2009:

Record date:	12/11/2008	6/09/2009
Payable date:	12/12/2008	6/10/2009
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%
Long-term capital gain dividend	$1.140507	—
Unrecaptured Section 1250 gain (maximum 25% rate)	1.24%*	—

*	Expressed as a percentage of the total long-term capital gain distributions paid.

Please retain this information for your records.

Legg Mason ClearBridge Small Cap Value Fund	43

Legg Mason ClearBridge Small Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Small Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE SMALL CAP VALUE FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01745 11/09 SR09-949

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2007 and September 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,500 in 2008 and $88,100 for 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $4,207 for 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,000 in 2008 and $9,500 for 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.

Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: November 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: November 27, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: November 27, 2009